UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2005

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

     Furnished as Exhibit 99.1 and incorporated herein by reference herein in its entirety is a copy of the presentation to be made on March 1, 2005 by Holly Energy Partners, L.P. (the “Partnership”) at the Master Limited Partnership Conference in New York City.

     A copy of the presentation will also be made available in the investor section of the Partnership’s website at www.hollyenergy.com, although the Partnership reserves the right to discontinue that availability at any time.

     The Partnership is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Partnership makes no admission as to the materiality of any information in this report, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in Exhibit 99.1, is is intended to be considered in the context of our SEC filings and other public announcements that the Partnership may make, by press release or otherwise, from time to time. The Partnership disclaims any current intention to revise or update the information contained in this report, including the information furnished in Exhibit 99.1, although the Partnership may do so from time to time as our management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

99.1	—	Presentation by the Partnership at Master Limited Partnership Conference in New York City on March 1, 2005.*

     * Furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P. its General Partner
	By:	Holly Logistic Services, L.L.C. its General Partner
		By:	/s/ Scott C. Surplus Scott C. Surplus Vice President & Controller

Date: March 1, 2005

EXHIBIT INDEX

Exhibit
Number		Exhibit Title

99.1	—	Presentation by the Partnership at Master Limited Partnership Conference in New York City on March 1, 2005.*

     * Furnished pursuant to Regulation FD.